LOAN AGREEMENT

      THIS LOAN AGREEMENT, dated as of November 5, 1997 is made and entered into by and between ROTHSCHILD RECOVERY FUND L.P. (together with its successors and assigns "Lender"), a Delaware Limited Partnership whose address is 1251 Avenue of the Americas, New York, New York, 10020 and DAN'S PAPERS, INC., ("Borrower") a New York corporation whose address is 2221 Montauk Highway, Bridgehampton, New York, 11932 and NEWS COMMUNICATIONS, INC. ("News") a Nevada corporation whose address is 174-15 Horace Harding Expressway Fresh Meadows New York, the parent of the Borrower.

      WHEREAS, the Borrower desires to borrow from Lender the principal sum of One Million Five Hundred Thousand Dollars ($1,500,000) (the "Loan"); and

      WHEREAS, Lender is willing to make the Loan upon the terms and conditions hereinafter set forth; and

      WHEREAS, News is willing to guarantee (the "Guarantee") the Loan; and

      WHEREAS, the parties desire to enter into this Loan Agreement to reflect the terms and conditions of, and to describe their respective rights and obligations with respect to, the Loan;

      NOW THEREFORE, in consideration of the mutual covenants and agreements herein set forth, the parties hereto agree as follows:

1. The Loan. Lender agrees to make the Loan to the Borrower in the principal amount of One Million Five Hundred Thousand Dollars ($1,500,000) on the terms and conditions contained herein and as provided in the Note (as hereinafter defined).

2. Loan Terms.

      (a) The Loan shall be evidenced by a promissory note as such may be amended, modified, extended or restated, or a promissory note issued as a replacement or substitution therefore (the "Note") payable to Lender in substantially the form attached hereto as Exhibit A.

      (b) The Loan shall be payable in one installment of all outstanding principal and unpaid, accrued interest on December 31, 1998 ("the Maturity Date").

      (c) Interest shall accrue on the principal amount outstanding under the Loan at the rate of nine and three-quarter percent (9.75%) per annum and shall be payable monthly commencing on December 1, 1997 and on the Maturity Date or the date of any other payment of principal under the Note. Interest shall be calculated on a 365 day year basis and actual days elapsed from disbursement date until paid.

      (d) The entire amount of unpaid principal and accrued interest shall, from and after the Maturity Date and from and after an "Event of Default" (as hereinafter defined), bear interest at the rate equal to the lesser of (i) twenty-four percent (24%) per annum and (ii) the maximum interest rate permitted by law.

      (e) The Borrower may at any time prepay in whole or in part the principal sum, plus accrued interest on the amount so prepaid to date of payment, of the Note, without premium or penalty. Unless otherwise agreed by Lender, any prepayments shall be applied first to accrued interest and then to the unpaid principal amount of the Loan.

      (f) The Loan, and each and every modification, extension, renewal, or refinancing thereof, and the performance of all covenants, duties and obligations of the Borrower and the compliance by the Borrower with all conditions, representations and warranties set forth in this Loan Agreement, the other "Loan Documents" (as hereinafter defined) and all documents executed in connection herewith, shall be secured by a security interest in all assets of the Borrower pursuant to a General Security Agreement annexed hereto as Exhibit B and by the Guarantee Agreement annexed hereto as Exhibit C.

      (g) Simultaneously with the execution of this Loan Agreement, News shall issue to Lender, a five-year warrant to purchase on or after February 28, 1998, 300,000 shares of common stock of News at an initial exercise price of $2.25 per share pursuant to the Warrant (the "Warrant") annexed hereto as Exhibit D, unless prior to that date the Lender shall instead elect to receive interest at the rate of 10.75% per annum, retroactive to the initial date of the Loan.

      (h) Lender shall not be required to make the Loan hereunder, unless and until the following shall be satisfied:

            1. The Loan Agreement, the Note, the General Security Agreement and the Guarantee (collectively, the "Loan Documents") and the Warrant have been duly executed and delivered to Lender and shall be in full force and effect in accordance with their terms.

            2. The Borrower and News shall have therefor complied with all of the conditions, terms, covenants and agreements contained in the Loan Documents and all documents executed in connection herewith, including the Warrant, and all representations and warranties of the Borrower and News are true and correct as of the date of the borrowing.

            3. At the time of the borrowing hereunder, the Borrower shall deliver to the Lender a certificate, dated the date of the borrowing, confirming that no Event of Default (as hereinafter defined) or any event which upon notice or passage of time or both would constitute an Event of Default shall have occurred and be continuing at the time of such borrowing.

            4. On or prior to the date of the borrowing hereunder, the Lender shall have received from Borrower and News:

                  (x) A Certificate of an officer of each of Borrower and News dated the date of such borrowing and certifying (i) that attached thereto is a true and complete copy of the articles and by laws of Borrower and News, respectively, in effect prior to the adoption of the resolution referred to in the immediate following clause and at all times since adoption, and (ii) in the case of the Borrower, that attached thereto is a true and complete copy of the resolutions adopted by the Board of Directors of Borrower authorizing the execution, delivery and performance of the Loan Documents by the Borrower, and in the case of News, that attached thereto is a true and complete copy of the resolutions adopted by the Board of Director of News authorizing the execution, delivery and performance of the Loan Documents and the Warrant; and

                  (y) such other documents as the Lender may reasonably request.

      (i) If any payment of principal, interest or any other amount due hereunder is due upon a day which is not a day which the Lender is open for business ("Business Day") then such payment plus interest on such payment computed from the due date to the next succeeding Business Day shall be due on the next succeeding Business Day.

3. Borrower's and News' Representations, Warranties and Covenants. The Borrower and News represent, warrant and covenant to Lender that, as of the date hereof, and as long as any amount hereunder or under the Note remains outstanding (and with respect to the Warrant, until expiration or exercise of the Warrant):

      (a) there is no provision of any contract, agreement, indenture or other instrument to which the Borrower or News will be a party which would be contravened or violated by any of the representations, warranties, convenants or agreements made or actions to be taken hereunder or under the other Loan Documents or the Warrant by the Borrower or News.

      (b) there is no action, suit, proceeding, arbitration or investigation pending at law or in equity or before any governmental agency or instrumentality or, to the knowledge of the Borrower or News threatened against or affecting the Borrower or News or which, in any case, might materially adversely affect the Borrower or News, or either of their respective operations, business, assets, properties, condition (financial or otherwise) or ability to perform or otherwise comply with their obligations to Lender. If, in the future, such action, suit, proceeding, arbitration or investigation is pending or threatened, the Borrower and News shall provide Lender with immediate notification and the details thereof.

      (c) each of the Borrower and News is a corporation duly organized and validly existing under the law of the state of its incorporation. The Borrower and News have the power and authority to conduct all of the activities conducted by them and to own or lease all of the assets owned or leased by them and are duly licensed or qualified to do business as foreign corporations in all jurisdiction in which the nature of the business require them to be so licensed or qualified. The Borrower and News are in all material respects in compliance with all laws, regulations and ordinances applicable to them.

      (d) the execution, delivery and performance by the Borrower and News of the Loan Documents, and by News of the Warrant (i) do not require the approval of any governmental authorities (ii) do not violate the Certificate of Incorporation or bylaws of the Borrower or News and (iii) do not violate any provisions of law, any writ, order or decision of any court or other governmental authority, or any indenture, agreement or other instrument to which the Borrower or News is a party or by which their properties may be bound or affected. The Loan Documents, the Warrant and any other documents executed by the Borrower or News in connection herewith are, or upon execution and delivery will be, the legal, valid and binding obligations of the Borrower and News, enforceable in accordance with their respective terms, and are not and will not be, without Lender's prior written consent, subordinated in right of payment to any other obligation of such Borrower or News.

      (e) News and Borrower have obtained all necessary corporate and other approvals for the execution and delivery of the Loan Documents and News had obtained all necessary corporate and other approvals for the execution and delivery of the Warrant. The Borrower and News have the power and authority to execute the Loan Documents and the Warrant, as the case may be, and to consummate the transactions contemplated hereby and thereby.

      (f) no delinquency presently exists with respect to payment of any tax, assessment or other governmental charge owing by Borrower or News. There are no material unresolved questions or claims concerning any tax liability of Borrower or News.

      (g) insurance of the types and in the amounts customarily carried in lines of business similar to those carried on by the Borrower and News is maintained and kept in force by the Borrower and News.

      (h) there is no condition of existing default by the Borrower or News under any agreement, lease, contract or other instrument which would have a material adverse effect on the Borrower or News or either of their respective operations, businesses, assets, properties, condition (financial or otherwise), or ability to fulfill their obligations to Lender under the Loan Documents or, in the case of News, the Warrant.

      (i) the Borrower and News have no contingent or disputed liabilities or unrealized or anticipated losses which in the aggregate are material, or any material commitments of an unusual or burdensome character.

      (j) there is no fact that materially adversely affects the ability of the Borrower or News to perform its obligations to Lender which has not been set forth herein.

      (k) none of the Loan Documents or the Warrant, nor any certificate, statement or other document furnished or to be furnished to the Lender in connection with the transactions contemplated hereby or thereby contains or will contain any untrue statement of material fact or omits or will omit to state a material fact necessary to make the statements contained herein or therein not misleading.

4. Covenants. Unless Lender otherwise agrees in writing, until payment in full of the Loan and performance of all obligations under the Loan Documents, the Borrower and News, as the case may be, shall:

      (a) duly pay or cause to be paid the principal of and interest on the Note on the dates, in the places and in the manner set forth therein, and perform and observe all other obligations the Borrower and News under the Loan Documents, the Warrant and any other instruments or documents executed in connection herewith.

      (b) maintain and preserve their respective existence, rights, privileges and franchises in good standing under the laws of the state of their corporation and such states in which they may decide to maintain their existence and maintain their right to transact business in all other states where their activities and ownership of assets are such that qualification to transact business is necessary under laws of such states.

      (c) keep and maintain full and accurate accounts and records of their operations in accordance with generally accepted accounting principles applicable to the businesses of the type in which they are engaged and consistent with principles heretofore applied by them in preparation of their financial statements.

      (d) with respect to News, timely file all documents and reports to be filed by it under Securities Exchange Act of 1934, as amended, and provide copies of all such filings documents and reports to Lender immediately after such filings with Securities and Exchange Commission or any other governmental or regulatory body.

      (e) permit Lender to inspect the accounts and records of Borrower and News at any time during normal business hours.

      (f) comply in all material respects with all laws, regulations, rules and orders of governmental authorities applicable to them or their operations, business or property.

      (g) duly pay and discharge, all wages, indebtedness, obligations, assessments, governmental charges and taxes, real and personal, including federal and state income taxes, levied upon or assessed against them or their properties or income except to the extent such shall be contested in good faith and by appropriate proceedings diligently conducted by them.

      (h) execute and deliver to Lender such other and further instruments, security agreements, documents and information and perform further acts as may be reasonably required and requested by Lender in order to fully vest and maintain in Lender the security interest or rights herein contemplated.

      (i) promptly after learning thereof, notify Lender in writing of the occurrence of (i) any Event of Default or any act, condition, or event that would constitute an Event of Default upon notice, failure to cure, lapse of time or all of the foregoing; (ii) any material adverse change in their respective business, property, assets, operations or condition (financial or otherwise) or
(iii) the pendency or threat of any investigation or litigation or arbitration and of any tax deficiency, tax determination or other proceeding before any governmental body or official affecting them.

      (j) not voluntarily create, suffer, or permit to be created any new or additional liens against the "Collateral" (as such term is defined in the General Security Agreement) except any lien created hereby. Borrower and News shall not incur any indebtedness, except for trade payables incurred in the ordinary course of business, without Lender's prior written consent.

      (k) not, except with Lender's prior written consent (i) sell, lease, transfer or otherwise dispose of two or more of the newspapers and/or other publications or (ii) enter into any arrangement with any person with respect to any such disposition.

5. Events of Default. If any of the events specified in this Section 5 shall occur (herein individually referred to as an "Event of Default"):

      (a) default in payment of principal or interest under the Note when due;

      (b) a default or breach by the Borrower or News of any obligation or any representation, warranty, covenant or agreement, set forth in the Loan Documents or the Warrant, or other documents signed by Borrower or News in connection with the Loan or Guarantee which is not cured or cannot be cured by Borrower or News, within ten (10) days after the Lender has given Borrower written notice of such default;

      (c) the institution by the Borrower or News of proceedings to be adjudicated as bankrupt or insolvent, or the consent by it to the institution of bankruptcy or insolvency proceedings against it or the filing by it of a petition or answer or consent seeking reorganization or release under the federal Bankruptcy Code, or any other applicable federal or state law, or the consent by it to the filing of any such petition or the appointment of a receiver, liquidator, assignee, trustee or other similar official for all or any substantial part of its property or the taking of any action by any Borrower or News in furtherance of any such action;

      (d) within sixty (60) days after the commencement of an action against the Borrower or News seeking any bankruptcy, insolvency, reorganization, liquidation or similar relief under any present or future statue, law or regulation: such action shall not have been resolved in favor of the Borrower or News; all orders or proceedings thereunder affecting the property of such Borrower shall not have been stayed; the stay of any such order or proceeding shall thereafter be set aside; or within sixty (60) days after the appointment without the consent or acquiescence of the Borrower or News of any trustee or receiver for all or any substantial part of such parties' property, such appointment shall not have been vacated;

      (e) any default of the Borrower or News under any indebtedness or other obligations which aggregate at least $100,000 if such default is not cured by the Borrower or News before the earlier of (x) ten (10) days after the Lender has given the Borrower or News written notice of such default or (y) the obligee of such indebtedness or other obligation has made demand or notified the Borrower or News of any acceleration and in either case, any cure period has lapsed; or

      (f) the rendering of one or more judgments or orders against the Borrower or News for the payment of money exceeding any applicable insurance coverage by more than $100,000 in the aggregate, and either (x) enforcement proceedings shall have been commenced by any creditor upon any such judgment or order, or
(y) there shall be any period of 30 consecutive days during which a stay of enforcement of any such judgment or order, by reasons of a pending appeal or otherwise, shall not be in effect; or

      (g) any event of default under any other Loan Document;

      (h) the dissolution or liquidation of the Borrower or News, or the Borrower or News or their respective directors or shareholders shall take action approving or authorizing the dissolution or liquidation of Borrower or News as the case maybe; or

      (i) the Guarantee is disclaimed, invalid or its effectiveness is otherwise vitiated;

      then, with the exception of an Event of Default specified in clauses (c) or (d) above, the Lender may, by notice to the Borrowers or News, declare any outstanding indebtedness to Lender under the Note and this Loan Agreement and the Guarantee, all interest thereon and all other amounts payable hereunder or thereunder to be immediately due and payable, without presentment, demand, protest or other notice of any kind, all of which are hereby expressly waived by the Borrower or News, whereupon the principal amount of the Note, all such interest and all such amounts shall become and be immediately due and payable, and exercise any and all of its other rights under applicable law.

Upon the occurrence of an Event of Default specified in clauses (c) or (d) above, any outstanding indebtedness to Lender under the Note and this Loan Agreement, all interest thereon and all other amounts payable hereunder or thereunder shall thereupon and concurrently therewith become due and payable, all without any action by the Lender, and without presentment, demand, protest or other notice of any kind, all of which are hereby expressly waived by the Borrower and News, anything in this Loan Agreement or the Note to the contrary notwithstanding.

In addition to it rights hereunder, Lender may also exercise any or all of it rights contained in any other Loan Document.

6. Miscellaneous

      (a) Any notice required, desired, or permitted to be given to the Borrower, News or Lender hereunder shall be in writing and shall be delivered personally, sent certified or registered United States mail, return receipt requested or sent by overnight courier service addressed

     Borrowers:           Dan's Papers, Inc.
                          2221 Montauk Highway
                          Bridgehampton, New York 11932

     News                 Michael Schenkler, President
                          News Communications, Inc.
                          174-15 Horace Harding Expressway
                          Fresh Meadows, New York  11365

     Lender:              Mr. David Storper
                          Rothschild Recovery Fund L.P.
                          1251 Avenue of the Americas
                          New York, New York  10020

Such notices shall be deemed given (i) if delivered personally, upon delivery,
(ii) if mailed as aforesaid, two (2) business days after deposit in the United States mail and (iii) if sent by overnight courier service, one (1) business day after deposit with the courier service. Any party may change its address by notice to the other parties.

      (b) In the event any term or provision of the Loan Documents, the Warrant, or any other instrument, document or agreement executed pursuant hereto shall be finally determined to be superseded, invalid, illegal or otherwise unenforceable pursuant to applicable law by any authority having jurisdiction, such determination shall not affect the validity, legality or enforceability of the remaining terms and provisions of the Loan Documents, the Warrant or any such other instrument, document or agreement, which shall be enforced as if the unenforceable term or provision were deleted.

      (c) No course of dealing on the part of Lender, its officers, directors, employees, consultants or agents, nor any failure or delay by Lender with respect to exercising any rights, remedy, power or privilege of Lender under the Loan Documents, the Warrant, or any other instrument, document or instrument executed and delivered in connection herewith at law or in equity shall operate as a waiver thereof, nor shall a single or partial exercise thereof preclude any other or further exercise or the exercise of any other right, remedy, power or privilege. No waiver or consent shall be effective unless the same shall be in writing and signed by Lender and then such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given. No notice to or demand on Borrower or News in any case shall entitle the Borrower or News other or further notice or demand in similar or other circumstances.

      (d) Enforcement of any rights of Lender under the Loan Documents shall not affect the rights of Lender to enforce payment and to recover judgment for any portion thereof remaining unpaid. The rights and remedies herein expressed are cumulative and not exclusive of any rights or remedy that Lender shall otherwise have.

      (e) The Loan Documents, the Warrant and all instruments, documents or agreements executed pursuant hereto and thereto shall be governed by construed in accordance with the laws of the State of New York without giving effect to the principles of conflict of laws thereof.

      (f) Borrower and News may not assign any of their respective rights or obligations under any of the Loan Documents or the Warrant, without the prior written consent of Lender to any such assignment without such consent shall be void. Lender may assign its rights and obligations under the Loan Documents or the Warrant without the prior consent of the Borrower.

      (g) This Loan Agreement shall be binding upon, and inure to the benefit of, and be enforceable by the Borrower, News and the Lender, and their respective successors and permitted assigns.

      (h) This Loan Agreement contains the entire agreement between the Borrower, News and the Lender with respect to the subject matter hereof, and supersedes and cancels any prior agreements or understandings, whether oral or written, among the parties hereto with respect to such subject matter. This Loan Agreement may not be amended or modified except in a writing signed by the Lender, the Borrower and News.

      (i) All representations and warranties contained in the Loan Documents or made in writing by or on behalf of Borrower or News in connection with the transactions contemplated hereby shall survive the execution and delivery of the Loan Documents, regardless of any investigation at any time made by Lender or on its behalf. The Loan Agreement shall continue in full force and effect so long as any amount borrowed, or expenses, fees (including legal fees), or interest remain unpaid.

      (j) This Loan Agreement may be executed in any number of counterparts, each of which shall be an original, but all of which together shall constitute one agreement. This Loan Agreement will be deemed to be binding agreement among the parties hereto upon receipt by each party of fully executed copies of this Agreement by mail, facsimile or otherwise.

      (k) Lender is not a partner or a joint venturer with the Borrower or News with respect to the transaction contemplated hereby or by the other Loan Documents or the Warrant and the Lender shall not be deemed liable as such with respect to any liability of the Borrower.

      (l) Each of the parties hereto hereby irrevocably and unconditionally submits, for itself and its property, to the nonexclusive jurisdiction of any New York State court or federal court of the United States of America sitting in New York City, and any appellate court from any thereof, in any action or proceeding arising out of or relating to the Loan Documents, or for recognition or enforcement of any judgment, and each of the parties hereto hereby irrevocably and unconditionally agrees that all claims in respect of any such action or proceeding may be head and determined in any such New York State court or, to the extent permitted by law, in such federal court. Each of the parties hereto agrees that a final judgment in any such action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law. Nothing in this Loan Agreement shall affect any right that any party may otherwise have to bring any action or proceeding relating to the Loan Documents in the courts of any jurisdiction. Each of the parties hereto irrevocably and unconditionally waives, to the fullest extent it may legally and effectively do so, any objection that it may now or hereafter have to the laying of venue of any suit, action or proceeding arising out of or relating to the Loan Documents in any New York State or federal court. Each of the parties hereto hereby irrevocably waives, to the fullest extent permitted by law, the defense of an inconvenient forum to the maintenance of such action or proceeding in any such court.

      (m) Each of the Borrower, News and the Lender hereby irrevocably waives all right to trial by jury in any action, proceeding or counterclaim (whether based on contract, tort or otherwise) arising out of or relating to the Loan Documents or the actions of the Lender in the negotiation, administration, performance or enforcement thereof.

      (n) The Borrower and News hereby agree not to raise or interpose any defense, set-off or counterclaim of any kind or nature whatsoever which it may have against the Lender in any action brought upon the Loan Documents or the Warrant and the Borrower and News each acknowledges that they have no defense of any kind or nature to the enforcement of the Loan Documents and the Warrant or to the binding nature of the obligations represented hereby or thereby.

      (o) The Borrower and News agree to pay all of Lender's legal fees and expenses incurred in connection with the documentation, negotiation and the execution of the Loan

Documents and the Warrant, and all expenses incurred, including legal fees and expenses, in collecting any of Borrower's or News' obligations hereunder or thereunder.


ROTHSCHILD RECOVERY FUND L.P.


By:
   ---------------------------
   Name:
   Title:

                                     DAN'S PAPERS, INC.

                                     By:
                                        -----------------------------
                                        Name:
                                        Title:

                                     NEWS COMMUNICATIONS, INC.

                                     By:
                                        -----------------------------
                                        Michael Schenkler
                                        President

                                                                       EXHIBIT A

                                 PROMISSORY NOTE

$1,500,000
New York, New York

                                                              November 5, 1997

THIS PROMISSORY NOTE HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 OR ANY STATE SECURITIES LAWS. IT MAY NOT BE SOLD, OFFERED FOR SALE, PLEDGED OR HYPOTHECATED N THE ABSENCE OF A REGISTRATION STATEMENT IN EFFECT WITH RESPECT TO THIS PROMISSORY NOTE UNDER THE SECURITIES ACT OF 1933 AND QUALIFICATION UNDER APPLICABLE STATE SECURITIES LAWS OR AN OPINION OF COUNSEL SATISFACTORY TO THE BORROWER THAT SUCH REGISTRATION IS NOT REQUIRED.

      Dan's Papers, Inc., a New York corporation whose address is 2221 Montauk Highway, Bridgehampton, New York 11932, (as Borrower) for value received, hereby promises to pay to the order of Rothschild Recovery Fund L.P. (the "Lender"), a Delaware Limited Partnership, the sum of One Million Five Hundred Thousand Dollars ($1,500,000), or such lesser amount as shall then equal the outstanding principal amount hereof, on December 31, 1998 (such date, or such earlier date upon which the principal and interest is due upon acceleration pursuant to
Section 5 of the "Loan Agreement" (as hereinafter defined) hereinafter referred to as the "Due Date") and to pay interest from the date hereof on the unpaid principal amount hereof at the rate set forth below, all on the terms and conditions set forth herein. Payment for all amounts due hereunder shall be made in lawful money of the United States of America by certified mail, return receipt requested, to the address of the Lender or by wire transfer to an account designated in writing by the Lender. The indebtedness evidenced by this
Note is further evidenced by a Loan Agreement, dated the date hereof, between the Borrower, News Communications, Inc. (the "Guarantor") and the Lender (the "Loan Agreement") and is secured as provided therein by a Guarantee Agreement (the "Guarantee") dated the date hereof, executed by the Guarantor and by a General Security Agreement ("Security Agreement") dated the date hereof, executed by Borrower. The indebtedness is subject to acceleration upon the occurrence of an Event of Default as set forth in the Loan Agreement. The Loan Agreement, the Security Agreement and the Guarantee are incorporated by reference herein. All terms used herein and not defined herein shall have the meaning set forth in the Loan Agreement.

      1. Interest. Interest shall accrue from the date hereof until all outstanding principal and interest on this Note shall have been paid in full at the rate of nine and three-quarters percent (9.75%) per annum on the unpaid principal balance hereof and shall be payable monthly commencing on December 1, 1997 and on the Due Date or the date of any other payment of principal on the Note. In the event that the principal amount of this Note is not paid in full on the Due Date, interest at the rate equal to the lesser of (i) the maximum legally permitted interest rate and (ii) twenty-four percent (24%) per annum shall continue to accrue on the balance of any unpaid principal and accrued interest from the Due Date until such balance is paid.

      2. Prepayment. The Borrower may at any time prepay in whole or in part the principal sum, plus accrued interest on the amount so prepaid to date of payment, of this Note, without penalty or premium. All such prepayments shall be applied in the manner set forth in the Loan Agreement.

      3. Waiver of Presentation, Demand, Etc. All parties now or hereafter liable with respect to this Note, whether the Borrower, guarantor, endorser or any other person hereby expressly waive presentment, demand of payment, protest, notice for demand of payment, protest and notice of non-payment, or any other notice of any kind with respect thereto. No delay or failure on the part of the Lender in the exercise of any right or remedy hereunder or under the Loan Agreement, or at law or in equity, shall operate as a wavier thereof, and no single or partial exercise by the Lender of any right or remedy hereunder or under Loan Agreement shall preclude or estop another or further exercise or any other right or remedy.

      4. Defense, Set-Offs, Counterclaims. The Borrower hereby agrees not to raise or interpose any defense, set-off or counterclaim of any kind or nature whatsoever which it may have against the Lender in any action brought upon this Note or the Loan Agreement or the other Loan Documents and the Borrower acknowledges that it has no defense of any kind or nature to the enforcement of this Note or the Loan Agreement or the other Loan Documents or to the binding nature of the obligations represented hereby or thereby.

      5. Amendments. No amendment, modification, alternation or change of any of the provisions of this Note shall be effective unless in writing signed by the Borrower and the Lender and only to the extent therein set forth.

      6. Governing Law. This Note shall be governed by and construed in accordance with the laws of the State of New York, without giving effect to the principles of conflicts of law thereof.

      7. Time of the Essence. Time is of the essence with respect to this Note and in case this Note is collected by law or through an attorney at law or under advice therefrom, or any remedy is exercised under the Loan Agreement, the Borrower agrees to pay all costs of collection or costs associated with the exercise of any such remedy including reasonable attorneys' fees. The Lender shall be under no duty to exercise any or all of the rights and remedies given by this Note or the Loan Agreement and no party to this instrument shall be discharged from the obligations or undertakings hereunder (a) should the Lender release or agree not to sue any person against whom the party has, to the knowledge of Lender, a right to recourse, or (b) should the Lender agree to suspend the right to enforce this Note or its interest in any collateral pledged to secure this Note against such person or otherwise discharge such person.

      8. Severability. In the event that any term or provision of this Note shall be finally determined to be superseded, invalid, illegal or otherwise unenforceable pursuant to applicable law by any authority having jurisdiction, such determination shall not impair or otherwise affect the validity, legality or enforceability of the remaining terms and provisions of this Note, which shall be enforced as if the unenforceable term or provision were deleted.

      IN WITNESS WHEREOF, the undersigned has caused this Note to be issued as of this 5th day of November, 1997.


DAN'S PAPERS, INC.


By:
   ---------------------------
   Name:
   Title:

                                                                       EXHIBIT B

                           GENERAL SECURITY AGREEMENT

      GENERAL SECURITY AGREEMENT, dated as of November 5, 1997 between Dan's Papers, Inc., incorporated under the laws of New York (the "Debtor"), and Rothschild Recovery Fund L.P. (the "Secured Party");

                             W I T N E S S E T H:

      WHEREAS, the Debtor and the Secured Party are parties to a Loan Agreement (herein, as at any time amended, extended, restated, renewed or modified, the "Loan Agreement") and conditions set forth therein, to lend to the Debtor an aggregate principal amount of $1,500,000 and

      WHEREAS, it is a condition to the extension of credit by the Secured Party pursuant to the Loan Agreement that the Debtor enter into this General Security Agreement and grant to the Secured Party the security interest provided for herein;

NOW, THEREFORE, FOR VALUE RECEIVED, IT IS AGREED:

      Section 1. Terms. Unless otherwise defined herein, capitalized terms used in this General Security Agreement shall have the meaning specified therefor in the Loan Agreement. As used herein the following terms shall have the meanings specified and shall include in the singular number the plural and in the plural number the singular:

      "Assigned Agreements" shall mean all contracts and agreements of the Debtor.

      "Collateral" means all of the Debtor's right, title and interest in and under or arising out of each and all of the following:

      All personal property and fixtures of the Debtor of any type or description, wherever located and now existing or hereafter arising or acquired, including but not limited to the following:

      (i) all of the Debtor's goods including, without limitation:

            (a) all inventory, including without limitation lighting and other equipment held for lease, whether raw materials, in process or finished, all material or equipment usable in processing the same and all documents of title covering any inventory (all of the foregoing, "Inventory");

            (b) all equipment (the "Equipment") employed in connection with the Debtor's business, together with all present and future additions, attachments and accessions thereto and all substitutions therefor and replacements thereof;

      (ii) all of the Debtor's present and future accounts, accounts receivable from affiliates, general intangibles, contracts and contract rights (herein sometimes referred to as "Receivables"), including but not limited to the Debtor's rights (including rights to payment) under all Assigned Agreements together with

            (a) all claims, rights, powers or privileges and remedies of the Debtor relating thereto or arising in connection therewith including, without limitation, all rights of the Debtor to make determinations, to exercise any election (including, but not limited to, election of remedies) or option or to give or receive any notice, consent, waiver or approval, together with full power and authority to demand, receive, enforce, collect or receipt for any of the foregoing or any property which is the subject of the Assigned Agreements, to enforce or execute any checks, or other instruments or orders, to file any claims and to take any action which (in the opinion of the Secured Party) may be necessary or advisable in connection with any of the foregoing,

            (b) all liens, security, guaranties, endorsements, warranties and indemnities and all insurance and claims for insurance relating thereto or arising in connection therewith,

            (c) all rights to property forming the subject matter of the Receivables including, without limitation, rights to stoppage in transit and rights to returned or repossessed property,

            (d) all writings relating thereto or arising in connection therewith including without limitation, all notes, contracts, security agreements, guaranties, chattel paper and other evidence of indebtedness or security, all powers-of-attorney, all books, records, ledger cards and invoices, all credit information, reports or memoranda and all evidence of filings or registrations relating thereto,

            (e) all catalogs, computer and automatic machinery software and programs, and the like pertaining to operation by the Debtor in, on or about any of its plants or warehouses, all sales data and other information relating to sales or service of products now or hereafter manufactured on or about any of its plants, and all accounting information pertaining to operations in, on or about any of its plants, and all media in which or on which any of the information or knowledge or data is stored or contained, and all computer programs used for the compilation or printout of such information, knowledge, records or data, and

            (f) all accounts, contract rights, general intangibles and other property rights of any nature whatsoever arising out of or in connection with the foregoing, including without limitation, payments due and to become due, whether as repayments, reimbursements, contractual obligations, indemnities, damages or otherwise;

      (iii) all other personal property of the Debtor of any nature whatsoever, including, without limitation, all accounts, bank accounts, deposits, credit balances, contract rights, inventory, general intangibles, goods, equipment, instruments, chattel paper, machinery, furniture, furnishings, fixtures, tools, supplies, appliances, plans and drawings, together with all customer and supplier lists and records of the business, and all property from time to time described in any financing statement (UCC-1) signed by the Debtor naming the Lender as secured party; and

      (iv) all additions, accessions, replacements, substitutions or improvements and all products and proceeds including, without limitation, proceeds of insurance, of any and all of the Collateral described in clauses (i) through (iii) above.

      "Instrument" shall have the meaning specified in Article 3 of the Uniform Commercial Code, as in effect from time to time in the State of New York and shall also include any other writing which evidences a right to the payment of money and is not itself a security agreement or lease and is of a type which is in the ordinary course of business transferred by delivery with any necessary endorsement or assignment.

      "Receivables" has the meaning specified therefor in clause (ii) of the definition of Collateral.

      "Secured Obligations" means the principal of, and interest on, the Loan and the Note and all other obligations of the Debtor, whether for fees, expenses or otherwise, now existing or hereafter arising under this General Security Agreement, the Loan Documents and any other document executed by Debtor in connection with any of the foregoing.

      Section 2. Security Interests. As security for the payment and performance of all Secured Obligations the Debtor does hereby grant and assign to the Secured Party a continuing security interest in all of the Collateral, whether now existing or hereafter arising or acquired and wherever located.

      Section 3. General Representations, Warranties and Covenants. The Debtor represents, warrants and covenants, which representations, warranties and covenants shall survive execution and delivery of this General Security Agreement, as follows:

      (a) This General Security Agreement is made with full recourse to the Debtor and pursuant to and upon all the warranties, representations, covenants, and agreements on the part of the Debtor contained herein, in the Loan Agreement and otherwise made in writing in connection herewith or therewith.

      (b) The Debtor is, and as to Collateral acquired from time to time after the date hereof the Debtor will be, the owner of all the Collateral and for as long as the Secured Obligations remain unpaid the Debtor will not permit any new or additional lien or other encumbrance on the Collateral.

      (c) So long as the Loan Agreement remains in effect or any of the Secured Obligations of the Debtor remain unpaid, the Debtor will not execute and there will not be on file in any public office any new or additional financing statement (or similar statement or instrument of registration under the law of any jurisdiction) or statements relating to the Collateral, except financing statements filed or to be filed in respect of and covering the security interest of the Secured Party hereby granted and provided for.

      (d) The chief executive office and chief place of business of the Debtor is located at the address of the Debtor listed on the signature page hereof, and the Debtor will not move its chief executive office and chief place of business except to such new location as the Debtor may establish in accordance with the last sentence of this Section 3(d). The originals of all documents (as well as all duplicates thereof) evidencing all Receivables and all other contract rights or accounts and other property of the Debtor and the only original books of account and records of the Debtor relating thereto are, and will continue to be, kept at such chief executive office or at such new location as the Debtor may establish in accordance with the last sentence of this Section 3(d). The Debtor shall establish no such new location until (i) it shall have given to the Secured Party not less than 30 days' prior written notice of its intention so to do, clearly describing such new location and providing such other information in connection therewith as the Secured Party may reasonably request, and (ii) with respect to such new location, it shall have taken such action, satisfactory to the Secured Party (including, without limitation, all action required by Section 7 hereof), to maintain the security interest of the Secured Party in the Receivables intended to be granted at all times fully perfected and in full force and effect.)

      (e) Debtor has no Collateral located outside the State of New York.

      (f) The name of the Debtor is as set forth on the signature page hereto and the Debtor shall not change such name, conduct its business in any other name or take title to the Collateral in any other name while this General Security Agreement remains in effect. The Debtor has never had any name, or conducted business under any name in any jurisdiction, other than its name set forth on the signature page hereto, during the past six years.

      (g) At the Debtor's own expense, the Debtor will: (i) without limiting the provisions of the Loan Agreement, keep the Collateral fully insured at all times with financially sound and responsible insurance carriers against loss or damage by fire and other risks, casualties and contingencies and in such manner and to the same extent that like properties are customarily so insured by other entities engaged in the same or similar businesses similarly situated and keep adequate insurance at all times against liability on account of damage to persons and properties and under all applicable workmen's compensation laws, by insurers and in amounts approved by the Secured Party, for the benefit of the Debtor and the Secured Party, (ii) upon request by the Secured Party, promptly deliver the insurance policies or certificates thereof to the Secured Party, and
(iii) keep the Collateral in good condition at all times (normal wear and tear excepted) and maintain same in accordance with all manufacturer's specifications and requirements. Upon any failure of the debtor to comply with its obligations pursuant to this Section 3(g), the Secured Party may at its option, and without affecting any of its other rights or remedies provided herein or as a secured party under the Uniform Commercial Code, procure the insurance protection it deems necessary and/or cause repairs or modifications to be made to the Collateral and the cost of either or both of which shall be a lien against the Collateral added to the amount of the indebtedness secured hereby and payable on demand with interest at a rate per annum equal to 15% per annum.

      (h) The Debtor hereby assigns to the Secured Party all of Debtor's right, title and interest in and to any and all moneys which may become due and payable with respect to the Collateral under any policy insuring the Collateral, including return of unearned premium, and shall cause any such insurance company to make payment directly to the Secured Party for application as provided in the Loan Agreement.

      (i) The Debtor will not use the Collateral in violation of any statute or ordinance or applicable insurance policy and will promptly pay all taxes and assessments levied against the Collateral.

      (j) The Debtor will not sell, transfer, change the registration, if any, dispose of, attempt to dispose of, substantially modify or abandon a substantial portion or all of the Collateral.

      (k) The Debtor will not assert against the Secured Party any claim or defense which the Debtor may have against any seller of the Collateral or any part thereof or against any other person with respect to the Collateral or any part thereof.

      (l) The Debtor will indemnify and hold the Secured Party harmless from and against any loss, liability, damage, costs and expenses whatsoever arising from the Debtor's use, operation, ownership or possession of the Collateral or any part thereof.

      (m) The Debtor will not enter into any agreement that is inconsistent with the Debtor's obligations under this General Security Agreement, without the prior written consent of the Secured Party.

      Section 4. Special Provisions Concerning Assigned Agreements. The Debtor represents, warrants and agrees as follows:

      (a) The Assigned Agreements constitute the legal, valid and binding obligations of the Debtor and, to the best of its knowledge, the other parties thereto, enforceable in accordance with their respective terms.

      (b) The Debtor will faithfully abide by, perform and discharge each and every obligation, covenant and agreement to be performed by the Debtor under the Assigned Agreements.

      (c) At the request of the Secured Party, and at the sole cost and expense of the Debtor, the Debtor will enforce or secure the performance of each and every obligation, covenant, condition and agreement contained in the Assigned Agreements to be performed by the other parties thereto.

      (d) The Debtor will not modify, amend or agree to vary any of the Assigned Agreements in any material respect or otherwise act or fail to act in a manner likely (directly or indirectly) to entitle any party thereto to claim that the Debtor is in default under the terms thereof.

      (e) The Debtor will not terminate or permit the termination of any Assigned Agreement, except in accordance with its terms.

      (f) Without the prior written consent of the Secured Party, the Debtor will not waive or in any manner release or discharge any party to any Assigned Agreement from any of the material obligations, covenants, conditions and agreements to be performed by it under such Assigned Agreement including, without limitation, the obligation to make all payments in the manner and at the times and places specified.

      (g) If the Secured Party so requests, the Debtor will hold any payments received by it which are assigned and set over to the Secured Party by this General Security Agreement for and on behalf of the Secured Party forthwith in the same form in which they are received (together with any necessary endorsement) for application in accordance with the terms and conditions of this General Security Agreement and the Loan Agreement.

      (h) The Debtor will appear in and defend every action or proceeding arising under, growing out of or in any manner connected with the Assigned Agreements or the obligations, duties or liabilities of the Debtor and any assignee thereunder.

      (i) Should the Debtor fail to make any payment or to do any act as herein provided, the Secured Party may (but without obligation on the Secured Party's part to do so and without notice to or demand on the Debtor and without releasing the Debtor from any obligation hereunder) make or do the same in such manner and to such extent as the Secured Party may deem necessary to protect the security interests provided hereby, including specifically, without limiting the general powers, the right to appear in and defend any action or proceeding purporting to affect the security interests provided hereby and the Secured Party may also perform and discharge each and every obligation, covenant and agreement of the Debtor contained in any Assigned Agreement and, in exercising any such powers, pay necessary costs and expenses, employ counsel and incur and pay reasonable attorneys' fees.

      (j) Upon the request of the Secured Party, the Debtor will send to the Secured Party copies of all notices, documents and other papers furnished or received by it with respect to any of the Assigned Agreements.

      Section 5. Special Provisions Concerning Receivables.

      (a) As of the time when each Receivable arises, the Debtor shall be deemed to have warranted as to each such Receivable that such Receivable and all papers and documents relating thereto are genuine and in all respects what they purport to be, and that all papers and documents relating thereto:

            (i) will be signed by the account debtor named therein (or such account debtor's duly authorized agent) or otherwise be binding on the account debtor;

            (ii) will represent the genuine, legal, valid and binding obligation of the account debtor evidencing indebtedness unpaid and owed by such account debtor arising out of the performance of labor or services or the sale and delivery of merchandise or both;

            (iii) to the extent evidenced by writings, will be the only original writings evidencing and embodying such obligation of the account debtor named therein; and

            (iv) will be in compliance and will conform with all applicable federal, state and local laws (including applicable usury laws) and applicable laws of any relevant foreign jurisdiction.

      (b) The Debtor will keep and maintain at the Debtor's own cost and expense satisfactory and complete records of the Receivables, including, but not limited to, records of all payments received, all credits granted thereon, all merchandise returned and all other dealings therewith, and the Debtor will make the same available to the Secured Party, at the Debtor's own cost and expense, at any and all reasonable times upon demand of the Secured Party. The Debtor shall, at the Debtor's own cost and expense, deliver the Receivables (including, without limitation, all documents evidencing the Receivables) and such books and records to the Secured Party or to its representatives upon its demand at any time after the occurrence of an Event of Default. If the Secured Party shall so request, the Debtor shall legend, in form and manner satisfactory to the Secured Party, the Receivables and other books, records and documents of the Debtor evidencing or pertaining to the Receivables with an appropriate reference to the fact that the Receivables have been assigned to the Secured Party and that the Secured Party has a security interest therein.

      (c) Except in the ordinary course of business prior to an Event of Default, the Debtor will not rescind or cancel any indebtedness evidenced by any Receivable or modify any term thereof or make any adjustment with respect thereto, or extend or renew the same, or compromise or settle any dispute, claim, suit or legal proceeding relating thereto, or sell any Receivable or interest therein, without the prior written consent of the Secured Party.

      (d) The Debtor will duly fulfill all obligations on its part to be fulfilled under or in connection with the Receivables and will do nothing to impair the rights of the Secured Party in the Receivables.

      (e) The Debtor shall endeavor to collect or cause to be collected from the account debtor named in each receivable, as and when due (including, without limitation, Receivables which are delinquent, such Receivables to be collected in accordance with generally accepted lawful collection procedures) any and all amounts owing under or on account of such Receivable, and apply forthwith (on a daily basis) upon receipt thereof all such amounts as are so collected to the outstanding balance of such Receivable. The costs and expenses (including attorney's fees) of collection, whether incurred by the Debtor or the Secured Party, shall be borne by the Debtor.

      (f) If any of the Receivables becomes evidenced by an Instrument the Debtor will notify the Secured Party thereof, and upon request by the Secured Party promptly deliver such Instrument to the Secured party appropriately endorsed to the order of the Secured Party as further securities for the satisfaction in full of the Secured Obligations.

      Section 6. Special Provisions Concerning Equipment. The Debtor will do nothing to impair the rights of the Secured Party in the Equipment. The Debtor shall cause the Equipment to at all times constitute and remain personal property and shall insure the Equipment with customary insurance. If the Debtor shall fail to insure the Equipment to the Secured Party's satisfaction, the Secured Party shall have the right (but shall be under no obligation) to procure such insurance and the Debtor agrees to reimburse the Secured Party for all costs and expenses of procuring such insurance, together with interest at a rate per annum equal to 15% per annum. Subject to the terms of the Loan Agreement, the Secured Party may apply any proceeds of such insurance when received by it toward the payment of any of the Secured Obligations, whether or not the same shall then be due. The Debtor retains all liability and responsibility in connection with the Equipment and the liability of the Debtor to pay the Secured Obligations shall in no way be affected or diminished by reason of the fact that such Equipment may be lost, destroyed, stolen, damaged or for any reason whatsoever unavailable to the Debtor.

      Section 7. Financing Statements: Documentary Stamp Taxes.

      (a) The Debtor will, at its own expense, make, execute, endorse, acknowledge, file and/or deliver to the Secured Party from time to time such lists, descriptions and designations of Inventory, warehouse receipts, bills of lading, documents of title, vouchers, invoices, schedules, confirmatory assignments, conveyances, financing statements, transfer endorsements, powers of attorney, certificates, reports and other assurances or instruments and take such further steps relating to the Collateral and other property or rights covered by the security interest hereby granted, which the Secured Party deems appropriate or advisable to perfect, preserve or protect its security interest in the Collateral. The Debtor hereby constitutes the Secured Party its attorney-in-fact to execute and file in the name and on behalf of the Debtor such additional financing statements as the Secured Party may request, such acts of such attorney being hereby ratified and confirmed. Such power, being coupled with an interest, is irrevocable until the Secured Obligations are paid in full. Further, to the extent permitted by applicable law, the Debtor authorizes the Secured Party to file any such financing statements without the signature of the Debtor. The Debtor will pay all applicable filing fees and related expenses in connection with any such financing statements.

      (b) The Debtor agrees to procure, pay for, affix to any and all documents and cancel any documentary tax stamps required by and in accordance with, applicable law and the Debtor will indemnify and hold the Secured Party harmless against any liability (including interest and penalties) in respect of such documentary stamp taxes.

      Section 8. Special Provisions Concerning Remedies and Sale. In addition to any rights and remedies now or hereafter granted under applicable law and not by way of limitation of any such rights and remedies, upon the occurrence of an Event of Default the Secured Party shall have all of the rights and remedies of a secured party under the Uniform Commercial Code as enacted in any applicable jurisdiction in addition to the rights and remedies provided herein, in the Loan Agreement and in any other agreement executed in connection with the Loan Agreement. Without in any way limiting the foregoing, upon the giving of notice to the Debtor of Secured Party's intent to pursue any one or all of the following or any other remedies:

      (a) The Secured Party shall have all of the rights and remedies of a secured party under the Uniform Commercial Code as enacted in any applicable jurisdiction in addition to the rights and remedies provided herein, in the Loan Agreement and any other document whereby the Debtor has granted any lien to the Secured Party. The Secured Party shall have the right, without further notice to, or assent by, the Debtor, in the name of the Debtor or in the name of the Secured Party or otherwise:

            (i) to ask for, demand, collect, receive, compound and give acquaintance for the Receivables or any part thereof;

            (ii) to extend the time of payment of, compromise or settle for cash, credit or otherwise, and upon any terms and conditions, any of the Receivables;

            (iii) to endorse the name of the Debtor on any checks, drafts or other orders or instruments for the payment of moneys payable to the Debtor which shall be issued in respect of any Receivable;

            (iv) to file any claims, commence, maintain or discontinue any actions, suits or other proceedings deemed by the Secured Party necessary or advisable for the purpose of collecting or enforcing payment of any Receivable;

            (v) to make test verifications of the Receivables or any portion thereof;

            (vi) to notify any or all account debtors under any or all of the Receivables to make payment thereof directly to the Secured Party for the account of the Secured Party and to require the Debtor to forthwith give similar notice to the account debtors;

            (vii) to require the Debtor forthwith to account for and transmit to the Secured Party in the same form as received all proceeds (other than physical property) of collection of Receivables received by the Debtor and, until so transmitted, to hold the same in trust for the Secured Party and not commingle such proceeds with any other funds of the Debtor;

            (viii) to take possession of any or all of the Collateral and, for that purpose, to enter, with the aid and assistance of any person or persons and with or without legal process, any premises where the Collateral, or any part thereof, are, or may be, placed or assembled, and to remove any of such Collateral;

            (ix) to execute any instrument and do all other things necessary and proper to protect and preserve and realize upon the Collateral and the other rights contemplated hereby;

            (x) upon notice to such effect, to require the Debtor to deliver, at the Debtor's expense, any or all Collateral to the Secured Party at a place designated by the Secured Party and after delivery thereof the Debtor shall have no further claim to or interest in the Collateral; and

            (xi) without obligation to resort to other security, at any time and from time to time, to sell, re-sell, assign and deliver all or any of the Collateral, in one or more parcels at the same or different times, and all right, title and interest, claim and demand therein and right of redemption thereof, at public or private sale, for cash, upon credit or for future delivery, and at such price or prices and on such terms as the Secured Party may determine, with the amounts realized from any such sale to be applied to the Secured Obligations in the manner determined by the Secured Party.

            The Debtor hereby agrees that all of the foregoing may be effected without demand, advertisement or notice (except as otherwise provided herein or as may be required by law), all of which (except as otherwise provided) are hereby expressly waived, to the extent permitted by law. The Secured Party shall not be obligated to do any of the acts hereinabove authorized, but in the event that the Secured Party elects to do any such act, the Secured Party shall not be responsible to the Debtor except for its gross negligence or willful misconduct.

      (b) The Secured Party may take legal proceedings for the appointment of a receiver or receivers (to which the Secured Party shall be entitled as a matter of right) to take possession of the Collateral pending the sale thereof pursuant either to the powers of sale granted by this General Security Agreement or to a judgment, order or decree made in any judicial proceeding for the foreclosure or involving the enforcement of this General Security Agreement. If, after the exercise of any or all of such rights and remedies, any of the Secured Obligations shall remain unpaid, the Debtor shall remain liable for any deficiency. After termination of this General Security Agreement and the Loan Agreement and the indefeasible payment in full of the Secured Obligations, any proceeds of the Collateral received or held by the Secured Party shall be turned over to the Debtor and the Collateral shall be reassigned to the Debtor by the Secured Party without recourse to the Secured Party and without any representations, warranties or agreements of any kind.

      (c) Upon any sale of any of the Collateral, whether made under the power of sale hereby given or under judgment, order or decree in any judicial proceeding for the foreclosure or involving the enforcement of this General Security Agreement:

            (i) the Secured Party may, to the extent permitted by law, bid for and purchase the property being sold, and upon compliance with the terms of sale may hold, retain and possess and dispose of such property in its own absolute right without further accountability, and may, in paying the purchase money therefor, deliver the Note or claims for interest thereon and any other instruments evidencing the Secured Obligations or agree to the satisfaction of all or a portion of the Secured Obligations in lieu of cash in payment of the amount which shall be payable thereon, and the Note and such instruments, in case the amounts so payable thereon shall be less than the amount due thereon, shall be returned to the Secured Party after being appropriately stamped to show partial payment;

            (ii) the Secured Party may make and deliver to the purchaser or purchasers a good and sufficient deed, bill of sale and instrument of assignment and transfer of the property sold;

            (iii) the Secured Party is hereby irrevocably appointed the true and lawful attorney-in-fact of the debtor in its name and stead, to make all necessary deeds, bills of sale and instruments of assignment and transfer of the property thus sold and for such other purposes as are necessary or desirable to effectuate the provisions (including, without limitation, this Section 8) of this General Security Agreement, and for that purpose it may execute and deliver all necessary deeds, bills of sale and instruments of assignment and transfer, and may substitute one or more Persons with like power, the Debtor hereby ratifying and confirming all that its said attorney, or such substitute or substitutes, shall lawfully do by virtue hereof; but if so requested by the Secured Party or by any purchaser, the Debtor shall ratify and confirm any such sale or transfer by executing and delivering to the Secured Party or to such purchaser all property, deeds, bills of sale, instruments or assignment and transfer and releases as may be designated in any such request;

            (iv) all right, title, interest, claim and demand whatsoever, either at law or in equity or otherwise, of the Debtor of, in and to the property so sold shall be divested; such sale shall be a perpetual bar both at law and in equity against the Debtor, its successors and assigns, and against any and all persons claiming or who may claim the property sold or any part thereof from, through or under the Debtor, its successors or assigns;

            (v) the receipt of the Secured Party or of the officer thereof making such sale shall be a sufficient discharge to the purchaser or purchasers at such sale for his or their purchase money, and such purchaser or purchasers, and his or their assigns or personal representatives, shall not, after paying such purchase money and receiving such receipt of the

Secured Party or of such officer therefor, be obliged to see to the application of such purchase money or be in any way answerable for any loss, misapplication or nonapplication there; and

            (vi) to the extent that it may lawfully do so, and subject to any legal requirement that the Secured Party act in a commercially reasonable manner, the Debtor agrees that it will not at any time insist upon, or plead, or in any manner whatsoever claim or take the benefit or advantage of, any appraisement, valuation, stay, extension or redemption law, or any law permitting it to direct the order in which the Collateral or any part thereof shall be sold, now or at any time hereafter in force, which may delay, prevent or otherwise affect the performance or enforcement of this General Security Agreement, the Loan Documents, or any other agreement executed in connection with the Loan Agreement, and the Debtor hereby expressly waives all benefit or advantage of any such laws and covenants that it will not hinder, delay or impede the execution of any power granted or delegated to the Secured Party in this General Security Agreement, but will suffer and permit the execution of every such power as though no such laws were in force. In the event of any sale of Collateral pursuant to this Section, the Secured Party shall, at least 10 days before such sale, give the Debtor written, telegraphic or telex notice of its intention to sell, except that, if the Secured Party shall determine in its sole discretion that any of the Collateral threatens to decline speedily in value, any such sale may be made upon 3 days' written, telegraphic or telex notice to the Debtor.

      Section 9. Application of Moneys.

      (a) Except as otherwise provided herein or in the Loan Agreement, all moneys which the Secured Party shall receive, in accordance with the provisions hereof, shall be applied (to the extent thereof) in the following manner: First, to the payment of all costs and expenses incurred in connection with the administration and enforcement of, or the preservation of any rights under, this General Security Agreement or any of the reasonable expenses and disbursements of the Secured Party (including, without limitation, the fees and disbursements of its counsel and agents); Second, to the payment of all Secured Obligations arising out of the Loan Agreement and the Note and, if not therein provided, in such order as the Secured Party may determine; and Third, to the payment of all other Secured Obligations in such order as the Secured Party may determine.

      (b) If after applying any amounts which the Secured Party has received in respect of the Collateral any of the Secured Obligations remain unpaid, the Debtor shall continue to be liable for any deficiency, together with interest.

      Section 10. Fees and Expenses, etc. Any and all fees, costs and expenses of whatever kind or nature, including but not limited to the reasonable attorneys' fees and legal expenses incurred by the Secured Party in connection with this General Security Agreement, the filing or recording of any documents (including all taxes in connection therewith) in public offices, the payment or discharge of any taxes, counsel fees, maintenance fees, fees and other costs relating to the encumbrances or otherwise protecting, maintaining, preserving the Collateral, or in defending or prosecuting any actions or proceedings arising out of or related to the Collateral, shall be borne and paid by the Debtor on demand by the Secured Party and until so paid shall be added to the principal amount of the Secured Obligations and shall bear interest at the rate provided for in the Loan Agreement. In addition, the Debtor will pay, and indemnify and hold the Secured Party harmless from and against, any and all liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements of any kind or nature whatsoever with respect to the Collateral, including (without limitation) claims of patent or trademark infringement and any claim of unfair competition or anti-trust violation.

      Section 11. Miscellaneous.

      (a) Any notice or demand upon the Debtor shall be deemed to have been sufficiently given or served for all purposes thereof on the earlier of (i) 3 days after the date when deposited in the U.S. mails or (ii) when received (in the case of such mailing), such mailing to be postage prepaid, by registered or certified mail, return receipt requested, or when telegraphed, telecopied, telexed or sent by messenger or by Federal Express (or similar overnight express or courier service), to the Debtor at its address set forth below or at such other address as the Debtor may designate in a writing delivered to the Secured Party, provided that in the case where the Secured Party is required to give only three days' notice of a proposed sale of the Collateral such notice shall not be deemed given until delivered to the chief executive office of the Debtor provided for herein. All notices to the Secured Party shall be deemed to have been given when delivered by mail, telegraph, telecopy, telex, messenger or Federal Express (or similar overnight express or courier service) to the Secured Party at its address set forth below or at such other address as the Secured Party may designate in a writing delivered to the Debtor.

                Dan's Papers, Inc.
                2221 Montauk Highway
                Bridgehampton, New York  11932

                Rothschild Recovery Fund L.P.
                1251 Avenue of the Americas
                New York, New York  10020

      (b) No delay on the part of the Secured Party in exercising any of its rights, remedies, powers and privileges hereunder or partial or single exercise thereof, shall constitute a waiver thereof. None of the terms and conditions of this General Security Agreement may be changed, waived, modified or varied in any manner whatsoever unless in writing duly signed by the Debtor and the Secured Party. No notice to or demand on the Debtor in any case shall entitle the Debtor to any other or further notice or demand in similar or other circumstances or constitute a waiver of any of the rights of the Secured Party to any other or further action in any circumstances without notice or demand.

      (c) The obligations of the Debtor hereunder shall remain in full force and effect without regard to, and shall not be impaired by, (i) any bankruptcy, insolvency, reorganization, arrangement, readjustment, composition, liquidation or the like of the Debtor; (ii) any exercise or non-exercise, or any waiver of, any right, remedy, power or privilege under or in respect of the Loan Documents, this General Security Agreement, or any other agreement executed in connection with any of the foregoing, the Secured Obligations or any security for any of the Secured Obligations; or (iii) any amendment to or modification of any of the foregoing; whether or not the Debtor shall have notice or knowledge of any of the foregoing. The rights and remedies of the Secured Party herein provided are cumulative and not exclusive of any rights or remedies which the Secured Party would otherwise have.

      (d) This General Security Agreement shall be binding upon the Debtor and its successors and assigns and shall inure to the benefit of the Secured Party and its successors and assigns, except that the Debtor may not transfer or assign any of its obligations, rights or interest hereunder without the prior written consent of the Secured Party any such purported assignment by the Debtor shall be void and shall be deemed an Event of Default under the Loan Agreement. All agreements, representations and warranties made herein shall survive the execution and delivery of this General Security Agreement.

      (e) The descriptive headings of the several sections of this General Security Agreement are inserted for conveniences only and shall not in any way affect the meaning or construction of any provision of this General Security Agreement.

      (f) Any provision of this General Security Agreement which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

      (g) All rights, remedies and powers provided by this General Security Agreement may be exercised only to the extent that the exercise thereof does not violate any applicable provision of law, and the provisions hereof are intended to be subject to all applicable mandatory provisions of law that may be controlling and to be limited to the extent necessary so that they will not render this General Security Agreement unenforceable.

      (h) This General Security Agreement shall be governed by and construed in accordance with the laws of the State of New York without giving effect to the principles of the conflicts of laws thereof.

      (i) This General Security Agreement contains the entire agreement between the Debtor and the Secured Party with respect to the subject matter hereof, and supersedes and cancels any prior agreements or understanding, oral or written, among the parties hereto with respect thereto. This General Security Agreement may not be amended or modified except in a writing signed by the Secured Party and the Debtor.

      IN WITNESS WHEREOF, the parties hereto have caused this General Security Agreement to be executed and delivered by their duly authorized officers as of the date first above written.


Addresses                                          DAN'S PAPERS, INC.
                                                   as Debtor

Dan's Paper's, Inc.
2221 Montauk Highway
Bridgehampton, New York  11932                     By:
                                                   -----------------------------


                                                   ROTHSCHILD RECOVERY FUND L.P.
                                                   as Secured Party

1251 Avenue of the Americas
51st Floor
New York, New York  10020                          By:
                                                   -----------------------------

                                                                       EXHIBIT C

                               GUARANTEE AGREEMENT

This GUARANTEE AGREEMENT, dated as of November 5, 1997, is made by News Communications, Inc. (the "Guarantor"), a Nevada Corporation whose address is 174-15 Horace Harding Expressway, Fresh Meadows, New York, for the benefit of Rothschild Recovery Fund L.P. (the "Lender"), a Delaware Limited Partnership whose address is 1251 Avenue of the Americas New York, New York.

      WHEREAS, Dan's Papers, Inc. (the "Borrower"), a wholly-owned subsidiary of the Guarantor desires to borrow from Lender the principal sum of One Million Five Hundred Thousand Dollars ($1,500,000) (the "Loan"); and

      WHEREAS, Lender is willing to make the Loan provided that the Guarantor agrees to Guarantee the Loan;

      WHEREAS, the Loan is evidenced by a promissory note as such may be amended, modified, extended, restated or a promissory note issued as a replacement or substitution therefore (the "Note") payable to Lender in substantially the form attached hereto as Exhibit A;

      WHEREAS, the Loan is also evidenced by a Loan Agreement (the "Loan Agreement") dated the date hereof between the Borrower, Guarantor and Lender and a General Security Agreement dated the date hereof between the Borrower and the Lender;

      NOW THEREFORE, in consideration of the covenants and agreements herein set forth, the Guarantor agrees as follows:

1. Terms

      Unless otherwise defined herein, capitalized terms used in the Guarantee Agreement shall have the meaning specified therefor in the Loan Agreement.

2.  The Guarantor

      As consideration for Lender agreeing to make the Loan to the Borrower, the Guarantor hereby unconditionally and irrevocably guaranties the due and punctual payment when due of the Loan (whether by required prepayment, declaration, demand or otherwise) (including amounts that would become due but for the operation of the automatic stay under Section 362(a) of the Bankruptcy Code, 11
U. S. C. ss.362(a)) of the Borrower, including, without limitation, interest which, but for the filing of a petition in bankruptcy, would accrue on the Note whether or not such interest would be an allowable claim in such proceeding.

3. Terms of Guarantee

      Guarantor agrees that the Note may be extended or renewed, and the Loan repaid and reborrowed in whole or in part, without notice or notwithstanding any extension, renewal or other alteration of any Note or repayment and reborrowing of the Loan.

      Guarantor waives presentation of, demand of, payment from and protest of the Note and also waives notice of protest for nonpayment. The obligations of the Guarantor under this Guarantee shall not be affected by, and the Guarantor hereby waives its rights (to the extent permitted by law) in connection with:

            (a) the failure of the Lender to assert any claim or demand or to enforce any right or remedy against Borrower under the Note, Loan Agreement or General Security Agreement,

            (b) any extension or renewal of any provision of the Note or the Loan Documents,

            (c) any rescission, waiver, amendment or modification of any of the terms or provisions of the Loan Documents or any instrument executed pursuant hereto,

            (d) the release of any of the security held by the Lender under the Loan Documents,

            (e) the failure of Lender to exercise any right or remedy against any other guarantor of the Borrower,

            (f) the Lender taking and holding security or Collateral for the payment of the Loan or this Guarantee, any other guaranties of the obligations or other liabilities of the Borrower, and any exchanging, enforcing, waiving and releasing of any such security or collateral,

            (g) the Lender applying any such security or Collateral and directing the order or manner of sale thereof as Lender in its discretion may determine, or

            (h) the Lender settling, releasing, compromising, collecting or otherwise liquidating the Note and any security or Collateral therefor in any manner determined by the Lender.

      Guarantor further agrees that this Guarantee constitutes a guarantee of payment when due and not of collection and waives any right to require that any resort be had by the Lender or any other person to any of the security held for payment of the Loan.

      The obligations of Guarantor under this Guarantee shall not be subject to any reduction, limitation, impairment or termination for any reason, including, without limitation, any claim of waiver, release, surrender, alteration or compromise, and shall not be subject to any defense or setoff, counterclaim, recoupment or termination whatsoever by reason of the invalidity, illegality or unenforceablility of the Note, discharge of Borrower from the Loan in a bankruptcy or similar proceeding or otherwise. Without limiting the generality of the foregoing, the obligations of Guarantor under this Guarantee shall not be discharged or impaired or otherwise affected by the failure of the Lender to assert any claim or demand or to enforce any remedy under this Guarantee Agreement or the Loan Documents, by any waiver or modification of any provision there of by any default, failure or delay, willful or otherwise, in the performance of the obligations of Borrower or Guarantor, or by any other act or thing or omission or delay to do any other act or thing that may or might in any manner or to any extent vary the risk of Guarantor or would otherwise operate as a discharge of Guarantor as a matter of law or equity.

      Lender may, at its election, foreclose on any security held by one or more judicial or non-judicial sales, whether or not every aspect of any such sale is commercially reasonable, or exercise any other right or remedy Lender may have against Borrower or any security without affecting or impairing in any way the liability of the Guarantor hereunder except to the extent the Note has been paid. Guarantor waives any defense arising out of such election by the Lender, even though such election operates to impair or extinguish any right of reimbursement or subrogation or other right or remedy of Guarantor against the Borrower or any security.

      Guarantor further agrees that, to the extent that the Borrower makes a payment or payments to the Lender, or the Lender receives any proceeds of Collateral, which payment or payments or any part thereof are subsequently invalidated, declared to be fraudulent or preferential, set aside or otherwise required to be repaid to any other party, including, without limitation, under any bankruptcy law, state or federal law, common law or equitable cause, then to the extent of such payment or repayment the obligation or part thereof which has been paid, reduced or satisfied by such amount and this Guarantee shall be reinstated and continued in full force and effect as of the date such initial payment, reduction or satisfaction occurred. Guarantor shall defend and indemnify the Lender from and against any claim or loss hereunder (including reasonable attorneys' fees and expenses) or in the defense of any action or suit relating to the foregoing matters.

      Guarantor further agrees, in furtherance of the foregoing and not in limitation of any other right that the Lender may have at law or in equity against the Guarantor by virtue hereof, upon the failure of the Borrower to pay the Loan when and as the same shall become due (whether by required prepayment, declaration, demand or otherwise) that Guarantor will forthwith pay or cause to be paid, in cash to the Lender an amount equal to the sum of the unpaid principal amount of such Note and accrued and unpaid interest on such Note plus any other amounts that may be due under the Loan Documents.

      Until payment in full of the Note and all other amounts due under any of the other Loan Documents, Guarantor hereby irrevocably waives any claim or other rights which it may now or hereafter acquire against the Borrower that arise from the existence, payment, performance or enforcement of the Guarantor's obligations under this Guarantee Agreement or any other Loan Document, including, without limitation, any right of subrogation, reimbursement, exoneration, contribution, indemnification or any right to participate in any claim or remedy of the Lender against the Borrower or any Collateral which the Lender now has or hereafter acquires, whither or not such claim, remedy or right arises in equity, or under contract, statute or common law, including without limitation, the right to take or receive from the Borrower, directly or indirectly, in cash or other property or by set-off or in any other manner, payment or security on account of such claim or other rights. If any amount shall be paid to Guarantor in violation of the preceding sentence and the Loan shall both have been paid in full in cash, such amount shall be deemed to have been paid to Guarantor for the benefit of, and held in trust for the benefit of, Lenders, and shall forthwith be paid to the Lender for the benefit of Lender to be applied (in case of cash) to, or held as collateral (in the case of non-cash property or securities) for the payment or prepayment of the obligations of Guarantor in accordance with the terms of this Agreement or the other Loan Documents.

4. Miscellaneous

      (a) Any notice required, desired or permitted to be given to the Guarantor or the Lender hereunder shall be in writing and shall be delivered personally, sent certified or registered United States mail, return receipt requested or sent by overnight courier service addressed to:

      Guarantor:  News Communications, Inc.
                  174-15 Horace Harding Expressway
                  Fresh Meadows, New York  11365
                  Attention:  Mr. Michael Schenkler, President

      Lender:     Rothschild Recovery Fund L. P.
                  1251 Avenue of the Americas
                  New York, New York  10020
                  Attention:  Mr. David H. Storper

Such notices shall be deemed given (i) if delivered personally, upon delivery,
(ii) if mailed as aforesaid, two (2) business days after deposit in the United States mail and (iii) if sent by overnight courier service, one (1) business day after deposit with the courier service. Any party may change its address by notice to the other parties.

      (b) In the event that any term or provision of this Guarantee Agreement shall be finally determined to be superseded, invalid, illegal or otherwise unenforceable pursuant to applicable law by any authority having jurisdiction, such determination shall not affect the validity, legality or enforceability of the remaining terms and provisions of this Guarantee Agreement.

      (c) This Guarantee Agreement, shall be governed by and construed in accordance with the laws of the State of New York without giving effect to the principles of conflicts as of laws thereof.

      (d) The Guarantor may not assign any of its obligations hereunder without the prior written consent of Lender. Any such assignment without such consent shall be void and shall constitute an Event of Default under the other Loan Documents. Lender may assign its rights and obligations hereunder or under the other Loan Documents without the prior consent of the Guarantor.

      (e) This Guarantee Agreement shall be binding upon, and inure to the benefit of, and be enforceable by the Borrower, the Guarantor and the Lender, and their respective successors and permitted assigns.

      (f) This Guarantee Agreement contains the entire agreement between the Guarantor and the Lender with respect to the subject matter hereof, and supersedes and cancels any prior agreement or understanding, oral or written among the parties hereto with respect thereto. This Guarantee Agreement may not be amended or modified except in a writing signed by the Lender.

      (g) This Guarantee Agreement may be executed in any number of counterparts, each of which shall be an original, but all of which together shall constitute one agreement. This Guarantee Agreement will be deemed to be a binding agreement among the parties hereto upon the receipt by each party of fully executed copies of this Guarantee Agreement by mail, facsimile or otherwise.

      (h) Each of the parties hereto hereby irrevocably and unconditionally submits, for itself and its property, to the nonexclusive jurisdiction of any New York State court or federal court of the United States of America sitting in New York City, and any appellate court from any thereof, in any action or proceeding arising out of or relating to the Loan Documents, or for recognition or enforcement of any judgment, and each of the parties hereto hereby irrevocably and unconditionally agrees that all claims in respect of any such action or proceeding may be heard and determined in any such New York State court or, to the extent permitted by law, in such federal court. Each of the parties hereto agrees that a final judgment in any such action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law. Nothing in this Loan Agreement shall affect any right that any party may otherwise have to bring any action or proceeding relating to the Loan Documents in the courts of any jurisdiction. Each of the parties hereto irrevocably and unconditionally waives, to the fullest extent it may legally and effectively do so, any objection that it may now or hereafter have to the laying of venue of any suit, action or proceeding arising out of or relating to the Loan Documents in any New York State or federal court. Each of the parties hereto hereby irrevocably waives, to the fullest extent permitted by law, the defense of an inconvenient forum to the maintenance of such action or proceeding in any such court.

      (i) Each of the Borrower, News and the Lender hereby irrevocably waives all right to trial by jury in any action, proceeding or counterclaim (whether based on contract, tort or otherwise) arising out of or relating to the Loan Documents or the actions of the Lender in the negotiation, administration, performance or enforcement thereof.

      (j) The Guarantor agrees to pay all of the Lender's legal fees and expenses incurred in connection with the documentation, negotiation and the execution of this Guarantee Agreement and all expenses incurred, including legal fees and expenses, in collecting any of Guarantor's obligations hereunder or thereunder.

IN WITNESS WHEREOF, the Guarantor has caused this Guarantee Agreement to be executed and delivered by its duly authorized officer as of the date first above written.


                                          NEWS COMMUNICATIONS, INC.
                                          As Guarantor


                                          By:
                                             ---------------------------

                                                                       EXHIBIT D

      NOTE: February 28, 1998 date amended to March 31, 1998 in this and other related documents

        THE REGISTERED HOLDER OF THIS WARRANT, BY ITS ACCEPTANCE HEREOF,
          AGREES THAT IT WILL NOT SELL, TRANSFER OR ASSIGN THIS WARRANT
                            EXCEPT AS HEREIN PROVIDED

              VOID AFTER 5:00 P.M. EASTERN TIME, DECEMBER 31, 2002

                                     WARRANT

                               For the Purchase of

                         300,000 Shares of Common Stock

                                       of

                            NEWS COMMUNICATIONS, INC.

                             (A Nevada Corporation)

1. Warrant.

            THIS CERTIFIES THAT, in consideration of $10.00 and other good and valuable consideration, duly paid by or on behalf of Rothschild Recovery Fund L.P. ("Holder"), as registered owner of this Warrant, to News Communications, Inc. ("Company"), Holder is entitled, at any time or from time to time at or after February 28, 1998 ("Commencement Date"), and at or before 5:00 P.M. Eastern Time, December 31, 2002 ("Expiration Date"), but not thereafter, to subscribe for, purchase and receive, in whole or in part, up to three hundred thousand (300,000) shares of Common Stock of the Company, $0.01 par value ("Common Stock"). If the Expiration Date is a day on which banking institutions are authorized by law to close, then this Warrant may be exercised on the next succeeding day which is not such a day in accordance with the terms herein. During the period ending on the Expiration Date, the Company agrees not to take any action that would terminate the Warrant. This Warrant is initially exercisable at $2.25 per share of Common Stock purchased; provided, however, that upon the occurrence of any of the events specified in Section 6 hereof, the rights granted by this Warrant, including the exercise price and the number of shares of Common Stock to be received upon such exercise, shall be adjusted as therein specified. The term "Exercise Price" shall mean the initial exercise price or the adjusted exercise price, depending on the context, of a share of Common Stock. The term "Securities" shall mean the shares of Common Stock issuable upon exercise of this Warrant.

2. Exercise.

      2.1 Exercise Form. In order to exercise this Warrant, the exercise form attached hereto must be duly executed and completed and delivery to the Company, together with this Warrant and payment of the Exercise Price for the Securities being purchased. If the subscription rights represented hereby shall not be exercised at or before 5:00 P.M., Eastern time, on the Expiration Date, this Warrant shall become and be void without further force or effect, and all rights represented hereby shall cease and expire.

      2.2 Legend. Each certificate for Securities purchased under this Warrant shall bear a legend as follows unless such Securities have been registered under the Securities Act of 1933, as amended ("Act"):

            "The securities represented by this certificate have not been registered under the Securities Act of 1933, as amended ("Act") or applicable state law. The securities may not be offered for sale, sold or otherwise transferred except pursuant to an effective registration statement under the Act, or pursuant to an exemption from registration under the Act and applicable state law."

      2.3 Conversion Right.

            2.3.1 Determination of Amount. In lieu of the payment of the Exercise Price, the Holder shall have the right (but not the obligation) with the Company's consent, to convert this Warrant, in whole or in part, into Common Stock ("Conversion Right") as follows: upon exercise of the Conversion Right, the Company shall deliver to the Holder (without payment by the Holder of any of the Exercise Price) that number of shares of Common Stock equal to the quotient obtained by dividing (x) the "Value" (as defined below) of the portion of the Warrant being converted at the time the Conversion Right is exercised by (y) the Exercise Price. The "Value" of the portion of the Warrant being converted shall equal the remainder derived from subtracting (a) the Exercise Price multiplied by the number of shares of Common Stock being converted from (b) the Market Price of the Common Stock multiplied by the number of shares of Common Stock being converted. As used herein, the term "Market Price" at any date shall be deemed to be the last reported sale price of the Common Stock on such date, or, in case no such reported sale takes place on such day, the average of the last reported sale prices for the immediately preceding three trading days, in either case as officially reported by the principal securities exchange on which the Common Stock is listed or admitted to trading, or, if the Common Stock is not listed or admitted to trading on any national securities exchange or if any such exchange on which the Common Stock is listed is not its principal trading market, the last reported sale price as furnished by the National Association of Securities Dealers, Inc. ("NASD") through the Nasdaq National Market or SmallCap Market, or, if applicable, the OTC Bulletin Board, or if the Common Stock is not listed or admitted to trading on any of the foregoing markets, or similar organization, as determined in good faith by resolution of the Board of Directors of the Company, based on the best information available to it.

            2.3.2 Exercise of Conversion Right. The Conversion Right may be exercised by the Holder, with the Company's consent, on any business day on or after the Commencement Date and not later than the Expiration Date by delivering the Warrant with a duly executed exercise form attached hereto with the conversion section completed to the Company, exercising the Conversion Right and specifying the total number of shares of Common Stock the Holder will purchase pursuant to such conversion.

3. Transfer.

      3.1 General Restrictions. The registered Holder of this Warrant, by its acceptance hereof, agrees that it will not sell, transfer or assign or hypothecate this Warrant to anyone except upon compliance with, or pursuant to exemptions from, applicable securities laws. In order to make any permitted assignment, the Holder must deliver to the Company the assignment form attached hereto duly executed and completed, together with this Warrant and payment of all transfer taxes, if any, payable in connection therewith. The company shall immediately transfer this Warrant on the books of the Company and shall execute and deliver a new Warrant or Warrants of like tenor to the appropriate assignee(s) expressly evidencing the right to purchase the aggregate number of shares of Common Stock purchasable hereunder or such portion of such number as shall be contemplated by any such assignment.

      3.2 Restrictions Imposed by the Securities Act. This Warrant and the Securities underlying this Warrant shall not be transferred unless and until (1) the Company has received the opinion of counsel for the Holder that such securities may he sold pursuant to an exemption from registration under the Act, and applicable state law, the availability of which is established to the reasonable satisfaction of the Company, or (ii) a registration statement relating to such Securities has been filed by the Company and declared effective by the Securities and Exchange Commission and compliance with applicable state law.

4. New Warrants to be issued.

      4.1 Partial Exercise or Transfer. Subject to the restrictions in Section 3 hereof, this Warrant may be exercised or assigned in whole or in part. In the event of the exercise or assignment hereof in part only, upon surrender of this Warrant for cancellation, together with the duly executed exercise or assignment form and funds sufficient to pay an Exercise Price and/or transfer tax, the Company shall cause to be delivered to the Holder without charge a new Warrant of like tenor to this Warrant in the name of the Holder evidencing the right of the Holder to purchase the aggregate number of shares of Common Stock and Warrants purchasable hereunder as to which this Warrant has not been exercised or assigned.

      4.2 Lost Certificate. Upon receipt by the Company of evidence satisfactory to it of the loss, theft, destruction or mutilation of this Warrant and of reasonably satisfactory indemnification, the Company shall execute and deliver a new Warrant of like tenor and date. Any such new Warrant executed and delivered as a result of such loss, theft, mutilation or destruction shall constitute a substitute contractual obligation on the part of the Company.

5. Registration Rights.

      5.1 "Piggy-Back" Registration.

            5.1.1 Grant of Right. The Holders of this Warrant shall have the right for a period of seven years from the Commencement Date to include all or any part of this Warrant and the shares of Common Stock underlying this Warrant (collectively, the "Registrable Securities") as part of any registration of securities filed by the Company (other than in connection with a transaction contemplated by Rule 145(a) promulgated under the Act or pursuant to Form S-8 or any equivalent form) provided, however, that if, in the written opinion of the Company's managing underwriter or underwriters, if any, for such offering (the "Underwriter"), the inclusion of the Registrable Securities, when added to the securities being registered by the Company or the selling stockholder(s) will exceed the maximum amount of the Company's securities which can be marketed (i) at a price reasonably related to their then current market value, or (ii) without materially and adversely affecting the entire offering, the Company shall nevertheless register all or any portion of the Registrable Securities required to be so registered but such Registrable Securities shall not be sold by the Holders until 180 days after the registration statement for such offering has become effective or such date as the company shall consent to and provided further that, if any securities are registered for sale on behalf of other stockholders in such offering and such stockholders have not agreed to defer such sale until the expiration of such 180 day period, the number of securities to be sold by all stockholders in such public offering during such 180 day period shall be apportioned pro rata among all such selling stockholders, including all holders of the Registrable Securities, according to the total amount of securities of the Company owned by said selling stockholders, including all holders of the Registrable Securities.

            5.1.2 Terms. The Company shall bear all fees and expenses attendant to registering the Registrable Securities, but the Holders shall pay any and all underwriting commissions and the expenses of any legal counsel selected by the Holders to represent them in connection with the sale of the Registrable Securities. In the event of such a proposed registration, the Company shall furnish the then Holders of outstanding Registrable Securities with not less than thirty days written notice prior to the proposed date of filing of such registration statement. Such notice to the Holders shall continue to be given for each registration statement filed by the Company until such time as all of the Registrable Securities have been sold by the Holder. The holders of the Registrable Securities shall exercise the "piggy-back" rights provided for herein by giving written notice, within twenty days of the receipt of the Company's notice of its intention to file a registration statement. The Company shall cause any registration statement filed pursuant to the above "piggyback" rights to remain effective for at least nine months from the date that the Holders of the Registrable Securities are first given the opportunity to sell all of such securities.

      5.2 General Terms.

            5.2.1 Indemnification. The Company shall indemnify the Holder(s) of the Registrable Securities to be sold pursuant to any registration statement hereunder and each person, if any, who controls such Holders within the meaning
Section 15 of the Act or Section 20(a) of the Securities Exchange Act of 1934, as amended ("Exchange Act"), against all loss, claim, damage, expense or liability (including all reasonable attorneys' fees and other expenses reasonably incurred in investigating, preparing or defending against any claim whatsoever) to which any of them may become subject under the Act, the Exchange Act or otherwise, arising from such registration statement but only to the same extent and with the same effect as the provisions pursuant to which the Company agrees to indemnify the Underwriter. The Holder(s) of the Registrable Securities to be sold pursuant to such registration statement, and their successors and assigns, shall severally, and not jointly, indemnify the Company, against all loss, claim, damage, expense or liability (including all reasonable attorneys' fees and other expenses reasonably incurred in investigating, preparing or defending against any claim whatsoever to which they may become subject under the Act, the Exchange Act or otherwise, arising from information furnished by or on behalf of such Holders, or their successors or assigns, in writing, for specific inclusion in such registration statement to the same extent and with the same effect as the Underwriter agrees to indemnify the Company.

            5.2.2 Exercise of Warrants. Nothing contained in this Warrant shall be construed as requiring the Holder(s) to exercise their Warrants prior to or after the initial filing of any registration statement or the effectiveness thereof.

            5.2.2 Documents Delivered to Holders. The Company shall furnish to each Holder participating in any of the foregoing offerings and to each Underwriter of any such offering, if any, a signed counterpart, addressed to such Holder or Underwriter, of (i)an opinion of counsel to the Company, dated the effective date of such registration statement (and, if such registration includes an underwritten public offering, an opinion dated the date of the closing under any underwriting agreement related thereto), and (ii) a "cold comfort" letter dated the effective date of such registration statement (and, if such registration includes an underwritten public offering, a letter dated the date of the closing under the underwriting agreement) signed by the independent public accountants who have issued a report on the Company's financial statements included in such registration statement, in each case covering substantially the same matters with respect to such registration statement (and the prospectus included therein) and, in the case of such accountants' letter, with respect to events subsequent to the date of such financial statements, as are customarily covered in opinions of issuer's counsel and in accountants' letters delivered to underwriters in underwritten public offerings of securities. The Company shall also deliver promptly to each Holder participating in the offering requesting the correspondence and memoranda described below and to the managing underwriter copies of all memoranda relating to discussions with the Commission or its staff with respect to the registration statement and permit each Holder and underwriter to do such investigation, upon reasonable advance notice, with respect to information contained in or omitted from the registration statement as it deems reasonably necessary to comply with applicable securities laws or rules of the NASD. Such investigation shall include access to books, records and properties and opportunities to discuss the business of the Company with its officers and independent auditors, all to such reasonable extent and at such reasonable times and as often as any such Holder shall reasonably request.

6. Adjustments.

      6.1 Adjustments to Exercise Price and Number of Securities. The Exercise Price and the number of shares of Common Stock underlying this Warrant shall be subject to adjustment from time to time as hereinafter set forth:

            6.1.1 Stock Dividends-Recapitalization, Reclassification, Split-Ups. If, after the date hereof, and subject to the provisions of Section 6.3 below, the number of outstanding shares of Common Stock is increased by a stock dividend on the Common Stock payable in shares of Common Stock or by a split-up, recapitalization or reclassification of shares of Common Stock or other similar event, then, on the effective date thereof, the number of shares of Common Stock issuable on exercise of this Warrant shall be increased in proportion to such increase in outstanding shares.

            6.1.2 Aggregation of Shares. If after the date hereof, and subject to the provisions of Section 6.3, the number of outstanding shares of Common Stock is decreased by a consolidation, combination or reclassification of shares of Common Stock or other similar event, then, upon the effective date thereof, the number of shares of Common Stock issuable on exercise of this Warrant shall be decreased in proportion to such decrease in outstanding shares.

            6.1.3 Adjustments in Exercise Price. Whenever the number of shares of Common Stock purchasable upon the exercise of this Warrant is adjusted, as provided in this Section 6.1, the Exercise Price shall be adjusted (to the nearest cent) by multiplying such Exercise Price immediately prior to such adjustment by a fraction (x) the numerator of which shall be the number of shares of Common Stock purchasable upon the exercise of this Warrant immediately prior to such adjustment, and (y) the denominator of which shall be the number of shares of Common Stock so purchasable immediately thereafter.

            6.1.4 Replacement of Securities upon Reorganization, etc. In case of any reclassification or reorganization of the outstanding shares of Common Stock other than a change covered by Section 6.1.1 hereof or which solely affects the par value of such shares of Common Stock, or in the case of any merger or consolidation of the Company with or into another corporation (other than a consolidation or merger in which the Company is the continuing corporation and which does not result in any reclassification or reorganization of the outstanding shares of Common Stock), or in the case of any sale or conveyance to another corporation or entity of the property of the Company as an entirely or substantially as an entirely in connection with which the Company is dissolved, the Holder of this Warrant shall have the right thereafter (until the expiration of the right of exercise of this Warrant) to receive upon the exercise hereof, for the same aggregate Exercise Price payable hereunder immediately prior to such event, the kind and amount of shares of stock or other securities or property (including cash) receivable upon such reclassification, reorganization, merger or consolidation, or upon a dissolution following any such sale or other transfer, by a Holder of the number of shares of Common Stock of the Company obtainable upon exercise of this Warrant immediately prior to such event; and if any reclassification also results in a change in shares of Common Stock covered by Sections 6.1.1 or 6.1.2, then such adjustment shall be made pursuant to Sections 6.1.1, 6.1.2, 6.1.3 and this Section 6.1.4. The provisions of this Section 6.1.4 shall similarly apply to successive reclassifications, reorganizations, mergers or consolidations, sales or other transfers.

            6.1.5 Changes in Form of Warrant. This form of Warrant need not be changed because of any change pursuant to this Section, and Warrants issued after such change may state the same Exercise Price and the same number of shares of Common Stock and Warrants as are stated in the Warrants initially issued pursuant to this Agreement. The acceptance by any Holder of the issuance of new Warrants reflecting a required or permissive change shall not be deemed to waive any rights to a prior adjustment or the computation thereof.

      6.2 Elimination of Fractional Interests. The Company shall not be required to issue certificates representing fractions of shares of Common Stock upon the exercise of this Warrant, nor shall it be required to issue scrip or pay cash in lieu of any fractional interests, it being the intent of the parties that all fractional interests shall be eliminated by rounding any fraction up or down to the nearest whole number of shares of Common Stock or other securities, properties or rights.

7. Reservation and Listing. The Company shall at all times reserve and keep available out of it authorized shares of Common Stock, solely for the purpose of issuance upon exercise of this Warrant, such number of shares of Common Stock or other securities, properties or rights as shall be issuable upon the exercise thereof. The Company covenants and agrees that, upon exercise of the Warrants and payment of the Exercise Price therefore, all shares of Common Stock and other securities issuable upon such exercise shall be duly and validly issued, fully paid and non-assessable and not subject to preemptive rights of any stockholder. As long as the Warrants shall be outstanding, the Company shall use its best efforts to cause all shares of Common Stock issuable upon exercise of the Warrants to be listed (subject to official notice of issuance) on all securities exchanges (or, if applicable on Nasdaq) on which the Common Stock is then listed and/or quoted.

8. Certain Notice Requirements.

      8.1 Holder's Right to Receive Notice. Nothing herein shall be construed as conferring upon the Holders the right to vote or consent or to receive notice as a stockholder for the election of directors or any other matter, or as shaving any rights whatsoever as a stockholder of the Company. If, however, at any time prior to the expiration of the Warrants and their exercise, any of the events described in Section 8.2 shall occur, then, in one or more of said events, the Company shall give written notice of such event at least fifteen days prior to the date fixed as a record date or the date of closing the transfer books for the determination of the stockholders entitled to such dividend, distribution, conversion or exchange of securities or subscription rights, or entitled to vote on such proposed dissolution, liquidation, winding up or sale. Such notice shall specify such record date or the date of the closing of the transfer books, as the case may be.

            8 8.2 Events Requiring Notice. The Company shall be required to give the notice described in this Section 8 upon one or more of the following events:
(i) if the Company shall take a record for the holders of its shares of Common Stock for the purpose of entitling them to receive a dividend or distribution payable otherwise than in cash, or a cash dividend or distribution payable otherwise than out of retained earnings, as indicated by the accounting treatment of such dividend or distribution on the books for the Company, or (ii) the Company shall offer to all the holders of its Common Stock any additional shares of capital stock of the Company or securities convertible into or exchangeable for shares of capital stock of the Company, or any option, right or warrant to subscribe therefor, or (iii) a dissolution, liquidation or winding up of the Company (other than in connection with a consolidation or merger) or a sale of all or substantially all of its property, assets and business shall be proposed.

      8.3 Notice of Change in Exercise Price. The Company shall, promptly after an event requiring a change in the Exercise Price pursuant to Section 6 hereof, send notice to the Holders of such event and change ("Price Notice"). The Price Notice shall describe the event causing the change and the method of calculating same and shall be certified as being true and accurate by the Company's President and Chief Financial Officer.

      8.4 Transmittal of Notices. All notices, requests, consents and other communications under this Warrant shall be in writing and shall be deemed to have been duly made on the date of delivery if delivered personally or sent by overnight courier, with acknowledgment of receipt to the party to which notice is given, or on the fifth day after mailing if mailed to the party to whom notice is to be given, by registered or certified mail, return receipt requested, postage prepaid and properly addressed as follows: (i) if to the registered Holder of this Warrant, to the address of such Holder as shown on the books of the Company, or (ii) if to the Company, to its principal executive office.

9. Miscellaneous.

      9.1 Headings. The headings contained herein are for the sole purpose of convenience of reference, and shall not in any way limit or affect the meaning or interpretation of any of the terms or provisions of this Warrant.

      9.2 Entire Agreement. This Warrant (together with other agreements and documents being delivered pursuant to or in connection with this Warrant) constitutes the entire agreement of the parties hereto with respect to the subject matter hereof, and supersedes all prior agreements and understandings of the parties, oral and written, with respect to the subject matter hereof.

      9.3 Binding Effect. This Warrant shall inure solely to the benefit of and shall be binding upon, the Holder and the Company and their respective successors, legal representatives and assigns, and no other person shall have or be construed to have any legal or equitable rights, remedy or claim under or in respect of or by virtue of this Warrant or any provisions herein contained.

      9.4 Governing Law; Submission to Jurisdiction. This Warrant shall be governed by and construed and enforced in accordance with the law of the State of New York, without giving effect to conflict of laws. The Company hereby agrees that nay action, proceeding or claim against it arising out of, or relating in any way to this Warrant shall be brought and enforced in the courts of the State of New York, or of the United States of America for the Southern District of New York, and irrevocably submits to such jurisdiction, which jurisdiction shall be exclusive. The Company hereby waives any objection to such exclusive jurisdiction and that such courts represent an inconvenient forum. Any process or summons to be served upon the Company may be served by transmitting a copy thereof by registered or certified mail, return receipt requested, postage prepaid, addressed to it at the address set forth in
Section 98 hereof. Such mailing shall be deemed personal service and shall be legal and binding upon the Company in any action, proceeding or claim. The Company agrees that the prevailing party(ies) in any such action, shall be entitled to recover from the other party(ies) all of it reasonable attorneys' fees and expenses relating to such action or proceeding and/or incurred in connection with the preparation therefor.

      9.5 Waiver, Etc. The failure of the Company or the Holder to at any time enforce any of the provisions of this Warrant shall not be deemed or construed to be a waiver of any such provision, nor to in any way affect the validity of this Warrant or any provision hereof or the right of the Company or any Holder to thereafter enforce each and every provision of this Warrant. No waiver of any breach, non-compliance or non-fulfillment of any of the provisions of this Warrant shall be effective unless set forth in a written instrument executed by the party or parties against whom or which enforcement of such waiver is sought, and no waiver of any such breach, non-compliance or non-fulfillment shall be construed or deemed to be a waiver of any other or subsequent breach, non-compliance or non-fulfillment.

      9.6 Execution in Counterparts. This Warrant may be executed in one or more counterparts, and by the different parties hereto in separate counterpart, each of which shall be deemed to be an original, but all of which taken together shall constitute one and the same agreement, and shall become effective when one or more counterparts has been signed by each of the parties hereto and delivered to each of the other parties hereto.

      IN WITNESS WHEREOF, the Company has caused this Warrant to be signed by its duly authorized officer as of the 5th day of November, 1997.


                                          NEWS COMMUNICATIONS, INC.


                                          By:
                                             ---------------------------
                                               Name:  Michael Schenkler
                                               Title: President

Form to be used to exercise Warrant:

NEWS COMMUNICATIONS, INC.
174-15 Horace Harding Expressway
Fresh Meadows, New York 11365

Date:___________________, 19____

      The undersigned hereby elects irrevocably to exercise the within Warrant and to purchase ____ shares of Common Stock of News Communications, Inc. and hererby makes payment of $____________ (at the rate of $________ per share of Common Stock) in payment of the Exercise Price pursuant thereto. Please issue the Common Stock as to which this Warrant is exercised in accordance with the instructions given below.

                                       or

      The undersigned hereby elects irrevocably to convert its right to purchase ____________ shares of Common Stock to purchase _________ shares of Common Stock purchasable under the within Warrant into _______ shares of Common Stock of News Communications, Inc. (Based on a "Market Price" of $________ per share of Common Stock). Please issue the Common Stock in accordance with the instructions given below.

                                          ------------------------------------
                                          Signature

-------------------------------
Signature Guaranteed

      NOTICE: The signature to this form must correspond with the names as written upon the face of the within Warrant in every particular without alteration or enlargement or any change whatsoever, and must be guaranteed by a bank, other than a savings bank, or by a trust company or by a firm having membership on a registered national securities exchange.

                  INSTRUCTIONS FOR REGISTRATION OF SECURITIES

Name        ______________________________________________________________
                           (Print in Block Letters)

Address     ______________________________________________________________